Exhibit 99.1

Jefferies 2013 Global Healthcare Conference

June 4, 2013

This presentation contains “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as “expects,”“plans,”“projects,”“will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” “potential” and other words of similar meaning, including statements regarding our estimated revenues and financial projections, our ability to achieve high levels of growth, the potential for Rayaldy™, Fermagate tablets, Rolapitant, hGH-CTP and our other products in development, whether Rayaldy™ safety and efficacy results will drive untreated patients to start treatment with Rayaldy™ whether Rayaldy™ will take significant market share in the CKD Stage 3 and 4 markets, whether PROLOR’s hGH-CTP product will be the first long-acting growth hormone product to market, the potential for our next generation prostate markers to dramatically reduce biopsies and increase detection of cancer, our ability to develop certain therapeutics, new drugs and vaccines, including for the treatment of genetic diseases, cancers, neurological and metabolic disorders, our ability to develop, test and launch new products, the expected outcome and expected timing of the validation studies and clinical trials relating to our products under development, including without limitation, Rayaldy™, Fermagate tablets, hGH-CTP, the 4KScore™ and certain diagnostic products, that such trials and studies will support commercialization, the expected market penetration and size of the market for certain of our products under development including rolapitant, Rayaldy™ and our diagnostics products, the potential benefits of our products under development, our ability to successfully develop and commercialize simple blood tests for Alzheimer’s, Multiple Sclerosis, Type I Diabetes, lung, pancreatic, and other cancers and autoimmune diseases, as well as diagnostic products for other markets such as urology, women’s health, cardiology and infectious disease, our ability to develop and commercialize next generation prostate markers, and the timing of expected U.S. and European regulatory approvals for our pharmaceutical and diagnostic product candidates and the commercial launch of our pharmaceutical and diagnostic product candidates, as well as other non-historical statements. These forward-looking statements are only predictions and reflect our views as of the date they were made, and we undertake no obligation to update such statements. Such statements are subject to many risks and uncertainties that could cause our activities or actual results to differ materially from the activities and results anticipated in forward-looking statements, including risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products and treatments, general market factors, competitive product development, product availability, federal and state regulations and legislation, our ability to complete the acquisition of PROLOR and integration issues arising from the transaction, delays associated with development of novel technologies, unexpected difficulties and delays in validating and testing product candidates, the regulatory process for new products and indications, manufacturing issues that may arise, the cost of funding lengthy research programs, the need for and availability of additional capital, the possibility of infringing a third party’s patents or other intellectual property rights, the uncertainty of obtaining patents covering our products and processes and in successfully enforcing them against third parties, and the possibility of litigation, among other factors, including all of the risks identified under the heading Risk Factors in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

2

OPKO — A High Growth Medical Products Company with a Diversified Pipeline

– Microfluidics system for rapid, lab-quality point-of-care tests

– CLIA-certified central lab with next generation prostate cancer laboratory developed test (“LDT”)

– Platform to develop diagnostic tests for neurodegenerative diseases and cancer

– Vitamin D therapeutics for SHPT*

–

Pharmaceuticals

––

–

International ƒ Mexico ƒ Spain

Markets ƒ Chile ƒ Brazil

ƒ Israel

–

Opportunistic ƒ Antibodies

ƒ Anti-virals

ƒ Vascular disease

3

Key Milestones in H1 2013

- Phase 3 trials for Rayaldy™ (CTAP101 Capsules) for treatment of SHPT continuing on schedule
  - top line results expected mid-2014
- Entered into definitive agreement to acquire PROLOR BioTech
- Issued $175 million aggregate principal amount of 3.00% convertible senior notes due 2033
  - Net cash position at $181.6 million as of March 31, 2013
- Top-line Phase 3 data for Rolapitant expected from Tesaro in H2 2013
- Acquired interest in growing Russian pharmaceutical company
- Entered into strategic pooling of assets with RXi Pharmaceuticals
- Readying 4KScore™ commercial launch

OPKO 4

OPKO Pharmaceuticals — Clinical Pipeline

Product Indication Preclinical Phase 1 Phase 2 Phase 3 Milestone

Phase 3 results

RayaldyTM

(CKD Stage 3-4 Patients) expected H1 2014

Fermagate expected H1 2017

Phase 3 results

Rolapitant CINV and PONV Outlicensed to TESARO expected H2 2013

hGH-CTP

Pending Acquisition – H1 2018

CTA018

CTA018 (Topical) SCH 900978 CTAP201

5

Pending Acquisition of PROLOR BioTech

- OPKO to acquire all outstanding equity of PROLOR
  - Pre-revenue biopharmaceutical company developing longer-acting proprietary versions of approved therapeutic proteins
    - Late-stage product targeting growth hormone deficiency (GHD)
    - Preclinical products targeting hemophilia, obesity & diabetes
  - 0.9951 shares of OPKO stock for each share of PROLOR stock
  - $7 per share of PROLOR, ~$480 million (63.75 million shares and 8.1 million options + warrants) based on a 10-day VWAP of OPKO's stock
  - Closing expected in H2 2013, subject to closing conditions
  - Complementary drug development technologies

OPKO 6

Effective hGH Therapy in Growth Hormone Deficient Adults

hGH-CTP is designed to:

Increase bone density Decrease fat mass

Increase lean body mass

Improve physical performance Improve cardiac function

7

PROLOR Pipeline

Market

Indication Product Preclin. Ph 1 Ph 2 Ph 3 Size

hGH –CTP

$3.5B

Growth (Adults) 1/week injection

Hormone hGH –CTP

Disorders

Factor VIIa-

$1.3B 1-2/week injection CTP

Hemophilia

Factor IX—CTP $0.7B 1/week injection

Diabetes

Type II & Oxyntomodulin ? 1/week injection

Obesity

8

PROLOR: hGH-CTP Clinical Program

•

• 189 patients, >40 centers in US, EU, Israel

• 12 months duration (6 months efficacy + 6 months safety)

• Weekly injection compared to placebo control

• Primary endpoint: Change in truncal fat mass after 6 months vs placebo

• Ongoing Pediatric Phase 2 trial

• 40-56 naïve growth hormone deficient children

• 12 months efficacy & safety

• Key outcome: Height velocity

• Dose finding study – 3 doses

• Weekly injection vs. control group administered with daily commercial hGH

• 35 centers (EU, US, Israel)

• Expected to be first long-acting growth hormone to market

• Orphan drug designation in adults and pediatric GHD

Cytochroma Acquistion – Product Highlights

•

– First-in-class modified-release vitamin D prohormone that is designed to effectively control SHPT* in patients with Stage 3 or Stage 4 CKD and vitamin D insufficiency

• Unmet Medical Need: No current therapy can reliably restore adequate serum 25D** and suppress elevated PTH*** while maintaining normal serum calcium levels

– Compelling Phase 2b data in hand; Phase 3 program ongoing under Special Protocol Assessment

– USPTO and EPO have issued or allowed patents covering the product until 2028

– NDA filing expected in first half of 2015

•

– Two Phase 2 and two Phase 3 clinical programs in CKD and psoriasis

– Early stage pipeline includes new inhibitors of CYP24 and phosphate transport in the GI tract

•

– Cytochroma’s product candidates address the current $2.3 billion market in the U.S. SHPT affects 50-60% of the 8 million CKD Stage 3-4 patients in the U.S.

*	SHPT = Secondary hyperparathyroidism

** 25D = 25-hydroxyvitamin D 10 *** PTH = Parathyroid hormone

Rayaldy™: Significant Commercial Opportunity

- Low serum 25D and high plasma PTH are prevalent in CKD Stage 3-4 patients
  - 8.0M CKD Stage 3-4 patients in the U.S.
    - 4.0M patients with low serum 25D and high plasma PTH
      - ~1.0M patients seen by nephrologist
      - ~1.0M patients seen by endocrinologist
- Existing treatments are not effective or have significant safety issues
  - Rayaldy™'s efficacy and safety results compare favorably to both nutritional vitamin D and hormones in patients with stage 3 or 4 CKD and will drive untreated patients to start on Rayaldy™ Capsules

Stage 3 CKD Treatment | **Stage 4 CKD Treatment**


Untreated 44%
1,25D Hormone 20%
Nutritional Vitamin D 36%
Safety concerns and exacerbates vitamin D insufficiency
Efficacy Concerns
Untreated 26%
1,25D Hormone 36%
Nutritional Vitamin D 38%

Rayaldy™ Capsules expected to take significant market share in the CKD Stage 3 and 4 market – a potential $12B market

BioTrends Research Group, Inc. December 2010

OPKO

11

RayaldyTM: Phase 2b Results

40 n=14 n=17

30 80

H

70 20

60 n=16

25D 10 n=12 n=14

SE) 50

40 0

Total±

*	m ean 30 -10

Serum * in (mea Change

(ng/mL; *

Change Placebo 30 µg/day Placebo 60 µg/day 90 µg/day Cohort 2 Cohort 1 Percent

Treatment Group -50 90 µg/day

Placebo 30 µg/day Placebo 60 µg/day

*	Significantly different from placebo, p < 0.0001

Cohort 2 Cohort 1

Treatment Group

*	Significantly different from placebo, p < 0.0005

** Significantly different from placebo, p < 0.0001 *** Significantly different from placebo, p < 0.00005

Corrects Vitamin D Insufficiency

Corrects SHPT (Elevated Plasma iPTH)

Fermagate: Product Profile

A phosphate binder (magnesium iron hydroxy carbonate)

Overview

ƒ A non-calcium, inorganic compound (Mg/Fe) with demonstrated efficacy and safety

ƒ Versus U.S. market leader:

• Higher potency/gram

• Smaller pills and lower pill burden

ƒ Versus EU and Japanese market leader:

• No risk of lanthanum accumulation

ƒ Versus competitive products in development:

• Potentially protective against vascular calcification

ƒ Low COGS

Clinical Status

Two Phase 3 studies stopped early by previous sponsor due to cash shortfall

Partial Phase 3 efficacy data compares favorably to market leaders Intellectual Property

Fermagate base patent extends to September 2023, including five year extension in key territories

90% of key sales territories covered

Claims for use for the treatment of hyperphosphatemia

*	Renagel / Renvela (sevelamer) is the market leader in the U.S. (Sanofi / Genzyme)

Fosrenol (lanthanum) is the market leader in the EU and Japan (Shire, Bayer Yakuhin, respectively)

RayaldyTM & Fermagate: Clinical Timelines

2012 2013 2014 2015 2016

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

End of Phase

2	Meeting Final Phase w/ FDA
3	Data

SPA Two Phase 3 trials NDA NDA Filing Approval Rayaldy Open Label Extension

Meetings with FDA & EU

Fermagate API & Tablet Manufacturing

52 Week Safety Trial (US & EU) DDI Studies

• Rolapitant out-licensed to Tesaro in December 2010

– Schering-Plough (S-P) divested to OPKO as FTC condition for S-P merger with Merck

– Payments of up to $121 million

– Double-digit tiered royalties

• Potentially best-in-class cancer supportive care product

– Potent neurokinin-1(NK-1) receptor antagonist for chemotherapy-induced nausea and vomiting (CINV)

• Single dose

• Rapid onset

• Long acting

• Phase 3 program initiated following positive Phase 2 results

– Proof of concept and dose identified in Phase 2 trial (n=454)

• Five-day activity following single oral dose in patients treated with highly emetogenic chemotherapy (HEC)

– Over 1,000 patients and healthy volunteers evaluated in Phase 1 and 2

– Well accepted regulatory endpoints and clinical trial designs

• Three global Phase 3 studies ongoing; 2 HEC (n=530) and 1 MEC (n=1350) with results expected during second half of 2013

OPKO Diagnostics — Our Vision

Low Cost / Highly Quantitative Point-of-Care

 3/4 Easy-to-use

 3/4 Inexpensive

 3/4 Significant economic benefit to physicians through in-sourcing of basic panels

 3/4 Urology, Ob/Gyn, HIV, Hepatitis B, Vitamin D

CLIA Lab

 3/4 Profitable CLIA lab with urologic pathology focus, based in Nashville

  3/4 About 15+ person national sales force focused on urology

  3/4 Provides commercial platform for U.S. launch of novel 4KScore™ LDT

Innovative Technology to Discover New

  3/4 Alzheimer’s Disease

  3/4 Pancreatic Cancer

  3/4 Lung Cancer

  3/4 Multiple Sclerosis

  3/4 Type-1 Diabetes

OPKO Diagnostics – Initial Applications

• Total-PSA, Testosterone Point-of-Care tests

• Next Generation Prostate Cancer Markers :

– Combines PSA, free PSA, intact PSA and human kallikrein 2 markers as a Laboratory

Developed Test (LDT) with the goal of significantly greater accuracy

– Markers tested in over 10,000 patients to predict the probability of cancer-positive biopsy and reduce unnecessary biopsies

Market Opportunity

  3/4 WW: 70 million PSA tests annually

  3/4 >1 million prostate biopsies per year in U.S., >750,000 are unnecessary

 3/4 Costs in excess of $2.5 billion

• Vitamin D Point-of-Care Test

  3/4 WW market: 100 million tests annually (70 million U.S.)

  3/4 WW market size: about $5 billion

  3/4 Currently marketed in

  3/4 U.S. LDT in 2013

  3/4 POC platform by 2014/15

  3/4 POC platform

ƒ EU by Q1 2014

ƒ U.S. by Q4 2014

Projected Launch

Key Requirements – High Quantitative Performance / Low Cost

•

– Injection-molded microfluidics

– On-board delivery of multiple reagents

– Multiplex platform

•

– Sensitive proprietary amplification chemistry for microfluidics

•

– Reliable standard optics

•

– No sample prep

– User-friendly sample introduction

– Biohazard containment

OPKO Dx Card Technology Target Applications

Women’s Infectious

Urology Cardiology GPs Health Disease

Urologist Ob/Gyn Emergency Clinic and GP Office Office Office Room Blood Bank

PCa Panel: Panel Tests: Cardio Panel: STD Panel: Key Tests:

• • • • •

• • • • •

• • • • •

• •

Liquid Sample Capabilities

 3/4 Whole Blood  3/4 Semen  3/4 Spinal Fluid

 3/4 Serum  3/4 Saliva  3/4 Tears

 3/4 Urine  3/4 Amniotic  3/4 Sweat Fluid

Diagnostic & Pharmaceutical Product Launches: US

2013 2014 2015 2016 2017

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Urologic Pathology Laboratory – Urology

4K Score as Laboratory Developed Test—Urology

Point Of Care PSA Test—Urology

Point Of Care Testosterone Test—Urology

Point Of Care 25D Test – Neph, Endo, IM

Point of Care 4KScore Test- Urology

RayaldyTM Capsules – Neph, Endo, IM

MOD4023- Endo

OPKO European Union

Farmadiet Group

- Established 20-year presence within EU
  - Based in Barcelona, Spain
- Fully integrated specialty pharmaceutical entity
  - 42-person sales force
  - Production/research facility in Banyoles, Spain
- Broad pharmaceutical, nutritional and veterinary products lineup
  - Pharmaceuticals: 45 Products
  - Nutritionals: 70 Products
  - Veterinary : 50 Products
- Access to promising products in development:
  - Citicoline (supports memory function)
  - 25-Hydroxyvitamin D for animal use

OPKO 21

OPKO Emerging Markets

•

– Rapidly growing sales from >100 products

– Acquired ALS Distribution Limited, the exclusive product distributor of Arama Laboratories, in April 2012

•

– 25 products across a range of therapeutic indications

– Primarily branded ophthalmics, with expanding proprietary focus

•

– Acquired February 2013

– ANVISA licensed pharmaceutical company in most important growth market in South America

OPKO Emerging Markets (cont’d)

•OPKO Israel

•

– Acquired in December 2011

– Develops and produces high value, high potency, difficult to make active pharmaceutical ingredients

– FDA registered state of the art facility in Nesher, Israel

•

– Acquired controlling interest in October 2012

– Sci-B-Vac™ is a third-generation Hepatitis B vaccine encompassing:

• Immunogenic regions of the three surface proteins of HBV

• Faster onset of action (earlier seroconversion and seroprotection after the first and second doses)

• 98% protection in vaccinated patients following three injections at the recommended dose

• Higher levels of anti-HBV antibodies

– Sci-B-Vac™ is highly immunogenic and effective at low doses

– Sci-B-Vac™ is currently marketed in nine countries

Strategic Investments

Proprietary Technologies with Significant Upside Potential

- **CoCrystal** Discovery, Inc. (~16% equity interest*)
  - New approach to develop broad spectrum anti-viral drugs
  - Development program with Teva for Hepatitis C drug
- **RXi, Inc.** (~21% equity interest*)
  - RNA interference platform that down-regulates abnormal gene expression
  - RXI-109 in development to reduce or inhibit scar formation in the skin following surgery
- **Sorrento** Therapeutics (~20% equity interest*)
  - New technology to produce human monoclonal antibodies libraries that are more complete
- **Fabrus**, LLC (~13% equity interest*)
  - Next gen technology to identify therapeutic antibody targets
- **Pharmsynthez, Inc.** (~10% equity interest)
  - Manufactures and sells branded pharmaceutical products, primarily in Russia and Baltic countries
  - Develop and commercialize OPKO products in Eastern Europe
- **Tesaro**, Inc. (~1% equity interest*)
  - Oncology-focused biopharmaceutical company founded by former executives of MGI Pharma
- **Neovasc**, Inc. (~ 4% equity interest*)
  - Developing innovative vascular devices
- **ChromaDex**, Inc. (~1% equity interest*)
  - Dietary supplement BlueScience and antioxidant pterostilbene pTeroPure
  - OPKO distribution rights in Latin America

* As of March 31, 2013

OPKO 24

Additional Information About the PROLOR Biotech, Inc. (“PROLOR”) Transaction and Where to Find It

and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. In connection with the proposed transaction, OPKO will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of OPKO and PROLOR and that will also constitute a prospectus of OPKO. The definitive joint proxy statement/prospectus will be mailed to stockholders of OPKO and PROLOR. STOCKHOLDERS OF OPKO AND PROLOR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus (when available) and other documents filed with the SEC by OPKO and PROLOR through the website maintained by the SEC at www.sec.gov. Free copies of the registration statement and the definitive joint proxy statement/prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to OPKO, attn: Steven D. Rubin, Executive Vice President – Administration or Juan F. Rodriguez, Chief Financial Officer, at 305-575-4100, or PROLOR, attn; Shachar Shlosberger, PROLOR Biotech, Inc., 7 Golda Meir Street, Weizmann Science Park, Nes-Ziona, Israel 74140, at 866-644-7811.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

OPKO, PROLOR and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding OPKO’s directors and executive officers is available in its Form 10-K/A, which was filed with the SEC on April 29, 2013. Information regarding PROLOR’s directors and executive officers is available in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 25, 2013. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

Jefferies 2013 Global Healthcare Conference June 4, 2013